UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or Section 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): June 16, 2015 (June 15, 2015)

LABSTYLE INNOVATIONS CORP.

(Exact name of registrant as specified in its charter)

Delaware	333-186054	45-2973162
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

9 Halamish Street

Caesarea Industrial Park

38900, Israel

(Address of Principal Executive Offices)

972-4-770-4055

(Issuer’s telephone number)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation to the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 16, 2015, LabStyle Innovations Corp. (the “Company”) amended its 2012 Equity Incentive Plan, as amended (the “Plan”), to increase the number of shares authorized for issuance under the plan from 1,500,000 to 13,425,000. The amendment to the Plan was approved by the stockholders of the Company at the Company’s annual meeting held on June 15, 2015. A copy of Amendment No. 3 to the 2012 Equity Incentive Plan is filed as Exhibit 10.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On June 16, 2015, the Company filed a Certificate of Amendment to the Company’s Certificate of Incorporation with the Delaware Secretary of State increasing the number of authorized shares of the Company’s common stock, par value $0.0001 per share (the “Common Stock”), from 80,000,000 to 160,000,000. The Certificate of Amendment to the Company’s Certificate of Incorporation was approved by the stockholders of the Company at the Company’s annual meeting held on June 15, 2015. A copy of the Certificate of Amendment to the Company’s Certificate of Incorporation is filed as Exhibit 3.1 to this Current Report on Form 8-K and incorporated by reference herein.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

On June 15, 2015, the Company held its 2015 Annual Meeting of Stockholders (the “Meeting”) in New York, New York for the purposes of (i) electing six directors to serve on the Board of Directors of the Company (the “Board”) for a one year term that expires at the Company’s 2016 annual meeting of stockholders or until their respective successors are elected and qualified or until their earlier resignation or removal; (ii) ratifying the appointment by the Audit Committee of the Board of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015; (iii) amending Article FOURTH of the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 80,000,000 to 160,000,000; (iv) amending Article FOURTH of the Company’s Certificate of Incorporation to effect a reverse stock split of the Common Stock at a ratio to be determined at the sole discretion of the Board (the “Reverse Split”) and with such Reverse Split to be effected at such time and date, if at all, as determined by the Board in its sole discretion; and (v) amending the Plan to increase the number of shares pf Common Stock authorized for issuance under the Plan by 11,925,000 shares from 1,500,000 to 13,425,000.

1.            Below are the voting results for the election of six directors. All nominees were elected as directors with the following vote:

Nominee	For	Against	Withheld
Erez Raphael	21,574,341	540,372	489,736
Malcolm Hoenlein	21,608,006	542,872	453,573
Hila Karah	21,974,006	175,372	455,071
Dennis M. McGrath	21,606,006	542,872	455,571
Prof. Richard B. Stone	22,144,006	2,872	457,571
Rami Yehuda	21,973,476	175,372	455,598

2.            Below are the voting results for the ratification of the appointment by the Audit Committee of the Board of Kost Forer Gabbay & Kasierer, a member of Ernst & Young Global, as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2015. A majority of the stockholders present or voting by proxy at the Meeting ratified the appointment of Kost Forer Gabbay & Kasierer with the following vote:

For	Against	Abstain
26,347,780	711,915	1,351,816

3.            Below are the voting results for the amendment to Article FOURTH of the Company’s Certificate of Incorporation to increase the number of authorized shares of Common Stock from 80,000,000 to 160,000,000. A majority of the holders of the outstanding shares of Common Stock of the Company present or voting by proxy at the Meeting approved the amendment to increase the number of authorized shares of Common Stock with the following vote:

For	Against	Abstain
23,249,519	4,348,852	813,145

On June 16, 2014, the Company filed a Certificate of Amendment to the Company’s Certificate of Incorporation increasing the number of authorized shares of Common Stock to 160,000,000.

4.            Below are the voting results for the amendment to Article FOURTH of the Company’s Certificate of Incorporation to effect the Reverse Split. A majority of the holders of the outstanding shares of Common Stock of the Company present or voting by proxy at the Meeting approved the Reverse Split with the following vote:

For	Against	Abstain
23,739,918	4,422,063	249,530

The Company notes that the approval of the Reverse Split by the Company’s stockholders does not necessarily mean that the Reverse Split will actually be implemented by the Board. Although the Company’s stockholders have granted the Board the authority on its own to effect the Reverse Split, the Board has not determined when, if ever, the Reverse Split will be undertaken. Such a determination will be made, if ever, at the appropriate time and in a manner deemed by the Board to be in the best interests of the Company’s stockholders. If the Board determines to effect the Reverse Split, the Board’s current intent is to increase the stock price of the Company’s Common Stock, which is currently trading on the OTCQB, to a level sufficiently above the minimum bid price requirement that is required for initial listing on both The Nasdaq Capital Market and the NYSE MKT LLC (the Nasdaq Capital Market and the NYSE MKT LLC collectively referred to as the “Exchanges”) such that the Board, at its sole discretion, may apply for initial listing on either of the Exchanges. Upon determination by the Board that it will pursue initial listing on either Exchange and the stock price of the Company’s Common Stock is trading below such minimum bid price requirement, the Board will file an amendment to the Company’s Certificate of Incorporation with the Delaware Secretary of State to effect the Reverse Split.

5.            Below are the voting results for the amendment to the Plan to increase the number of shares of Common Stock authorized for issuance under the Plan by 11,925,000 shares from 1,500,000 to 13,425,000. A majority of the stockholders present or voting by proxy at the Meeting approved the amendment to increase the number of authorized shares of Common Stock under the Plan with the following vote:

For	Against	Abstain
18,278,928	2,250,206	2,075,315

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

3.1	Certificate of Amendment of the Certificate of Incorporation, dated June 16, 2015.

10.1	Amendment No. 3 to the 2012 Equity Incentive Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: June 16, 2015	LABSTYLE INNOVATIONS CORP.

	By:	/s/ Zvi Ben David
Name: Zvi Ben David Title: Chief Financial Officer, Treasurer and Secretary